UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                     Internet Architecture HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

         DELAWARE                   001-15701                 13-5674085
      (State or other         Commission File Number       (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)
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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Effective October 23, 2006, Ciena Corporation (NASDAQ Ticker: "CIEND"), an underlying constituent of the Internet Architecture HOLDRS Trust, has changed its Ticker symbol to "CIEN."

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Internet Architecture HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director

                                 EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Internet Architecture HOLDRS Trust Prospectus Supplement dated December
       31, 2006 to Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                               EXHIBIT 99.1
(To Prospectus February 17, 2006)                     REGISTRATION NO. 333-96061

                 [LOGO: Internet Architecture HOLDRS (SM) Trust]

                        1,000,000,000 Depositary Receipts
                     Internet Architecture HOLDRS (SM) Trust

            This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Internet Architecture HOLDRS (SM) Trust.

            The share amounts specified in the table in the "Highlights of Internet Architecture HOLDRS" section of the base prospectus shall be replaced with the following:

                                                         Primary
                                              Share      Trading
Name of Company                   Ticker     Amounts     Market
-------------------------------   ------   -----------   -------
3Com Corporation                   COMS        3         NASDAQ
Adaptec, Inc.                      ADPT        1         NASDAQ
Apple Computer, Inc.               AAPL        4         NASDAQ
Ciena Corporation(1)               CIEN    .285714286    NASDAQ
Cisco Systems, Inc.                CSCO        26        NASDAQ
Dell Inc.                          DELL        19        NASDAQ
EMC Corporation                    EMC         16         NYSE
Extreme Networks, Inc.             EXTR        2         NASDAQ
Foundry Networks, Inc.             FDRY        1         NASDAQ
Gateway, Inc.                      GTW         2          NYSE
Hewlett-Packard Company            HPQ       22.2225      NYSE
International Business Machines    IBM         13         NYSE
Corporation
Juniper Networks, Inc.             JNPR        2         NASDAQ
McDATA Corporation                MCDTA    0.588910419   NASDAQ
Network Appliance, Inc.            NTAP        2         NASDAQ
Napster, Inc.                      NAPS      0.1646      NASDAQ
Sun Microsystems, Inc.             SUNW        25        NASDAQ
Sycamore Networks, Inc.            SCMR        2         NASDAQ
Symantec Corp.                     SYMC     1.0039106    NASDAQ
Unisys Corporation                 UIS         2          NYSE

(1) Effective October 23, 2006, Ciena Corporation (NASDAQ Ticker: "CIEND"), an underlying constituent of the Internet Architecture HOLDRS Trust, has changed its Ticker symbol to "CIEN."

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2006.